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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):January 27, 2011

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On January 27, 2011, it was announced that GKN Aerospace Transparency Systems, Inc. expanded its current license from Research Frontiers Inc. to now also include SPD-Smart aircraft products, as noted in the press release reproduced below:


    GKN Expands its License from Research Frontiers to Include
   SPD-Smart Windows and other Products for the Aerospace Market

WOODBURY, NY - January 27, 2011. Garden Grove, California based GKN Aerospace Transparency Systems, Inc. has expanded its current license from Research Frontiers Inc. to now also include SPD-Smart windows, window shades, interior partitions, cabin dividers and other products for aircraft. The fees and minimum annual royalties payable to Research Frontiers and other license terms were not disclosed.

Prior to this license expansion, GKN's business focused on SPD-Smart bullet-resistant glass and transparent armor for passenger cars, trucks, trains, RVs, armored personnel carriers, tanks, amphibious vehicles and warships.

SPD-Smart light-control film technology transforms widely used products - windows, skylights, partitions and sunroofs - into products that allow users to instantly and precisely control light, glare and heat in their environment. In aerospace, dimmable windows using this technology allows passengers and crew much greater control of the aircraft cabin environment, thereby improving safety and comfort, and improving the flying experience. SPD-Smart technology offers many other desired benefits such as increased security, noise reduction, protection from harmful ultraviolet light and the potential for aesthetically distinctive designs.

Joseph M. Harary, CEO of Research Frontiers, noted: "A talented and dedicated team at GKN has worked hard over the past three years to develop SPD-Smart transparent armor products for the commercial, military and government markets. In the process they have developed expertise using our SPD-Smart technology. GKN is a leading supplier to the global aerospace market and we look forward to their applying this experience to the growing market for electronically dimmable aerospace products."

About GKN plc

GKN plc is a global engineering business serving mainly the automotive, industrial, offhighway and aerospace markets. It has operations in more than 30 countries, nearly 40,000 employees in subsidiaries and joint ventures and sales of approximately 4.2 billion pounds ($6.6 billion) in 2009. GKN plc is listed on the London Stock Exchange (LSE: GKN). GKN Aerospace is the aerospace operation of GKN plc, serving a global customer base. Operating in North and South America, Australia, the Asia Pacific and Europe, GKN Aerospace offers 24 hour 'follow the sun' engineering. With 2009 sales of approximately
1.5 billion pounds($2.3 billion), the business is focused around three major product areas - aerostructures, propulsion systems and transparencies, plus a number of specialist product areas - electro-thermal ice protection, fuel and flotation systems, and bullet resistant glass. The business is equally split along military and civil lines with significant participation on all major aircraft programmes today. GKN Aerospace is a major supplier of complex composite structures; offers one of the most comprehensive capabilities in high performance metallics processing and is the world-leading supplier of cockpit transparencies and passenger cabin windows.

About Research Frontiers Inc.

Research Frontiers Inc. (Nasdaq: REFR) is the developer of SPD-Smart light-control technology and has invested over $80 million to date to develop its technology. Research Frontiers currently holds approximately 500 patents and patent applications and has built an infrastructure of 39 licensed companies that collectively are capable of serving the growing global demand for smart glass products in automobiles, homes, buildings, aircraft and boats. Further information about SPD-Smart technology, Research Frontiers and its licensees can be found at www.SmartGlass.com.

For further information, please contact: Seth L. Van Voorhees,
Vice President-Business Development and Chief Financial Officer,
(516) 364-1902, info@SmartGlass.com.

Note: From time to time Research Frontiers may issue forward-looking statements which involve risks and uncertainties. This press release contains forward-looking statements. Actual results could differ and are not guaranteed. Any forward-looking statements should be considered accordingly."SPD-Smart" and "SPD-SmartGlass" are trademarks of Research Frontiers Inc.





The Press Release is reproduced above and is also available on the Company's web site at www.SmartGlass.com.


This report and the press release referred to hereing may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.


The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities
Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President

Dated: January 27, 2011